FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 30, 2003




                          IGENE BIOTECHNOLOGY, INC.
           ______________________________________________________

           (Exact name of registrant as specified in its charter)



            MARYLAND                   0-15888               52-1230461
  ____________________________       ____________        ___________________

  (State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)              File Number)        Identification No.)




         9110 Red Branch Road, Columbia, MD         21045-2024
       ________________________________________     __________

       (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code: (410) 997-2599

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Item 5.  Other Events

     Pending litigation (original lawsuit filed July 21, 1997, U.S. District Court, Baltimore, MD) between Archer Daniels Midland, Inc. ("ADM") and Igene, involving allegations of patent infringement and counterclaims concerning the theft of trade secrets was resolved on September 29, 2003. Resolution of the dispute between ADM and Igene did not result in an unfavorable outcome to
Igene. Accordingly, no liability will be recorded in the balance sheet. Igene will continue to make and sell its product, AstaXin(R).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         IGENE Biotechnology, Inc.
                         _______________________________

                         (Registrant)


                         By:    /s/ STEPHEN F. HIU
                                ________________________

                         Name:      Stephen F. Hiu
                         Title:     President


Dated:   October 1, 2003